Intangible assets	12 Months Ended
Dec. 31, 2020
Disclosure Of Intangible Assets [Abstract]
Intangible assets

8 Intangible assets

(a) Overview of intangible assets

	2020

	Goodwill £m	Computer software £m	Trademarks and similar intangibles £m	Assets in the course of development £m	Total £m

1 January

Cost	44,316	1,207	75,726	115	121,364

Accumulated amortisation and impairment		(780)	(1,797)		(2,577)

Net book value at 1 January	44,316	427	73,929	115	118,787

Differences on exchange	(824)	(3)	(2,252)	–	(3,079)

Additions

– internal development	–	–	–	142	142

– acquisitions (note 23)	36	–	39	–	75

– separately acquired	–	–	103	13	116

Reallocations	–	127	23	(150)	–

Amortisation charge	–	(121)	(338)	–	(459)

Impairment	(209)	(8)	(22)	–	(239)

31 December

Cost	43,319	1,307	73,598	120	118,344

Accumulated amortisation and impairment		(885)	(2,116)		(3,001)

Net book value at 31 December	43,319	422	71,482	120	115,343

	2019

	Goodwill £m	Computer software £m	Trademarks and similar intangibles £m	Assets in the course of development £m	Total £m

1 January

Cost	46,163	1,101	78,736	125	126,125

Accumulated amortisation and impairment		(698)	(1,414)		(2,112)

Net book value at 1 January	46,163	403	77,322	125	124,013

Differences on exchange	(1,676)	(2)	(2,976)	–	(4,654)

Additions

– internal development	–	–	–	148	148

– acquisitions (note 23)	23	–	54	–	77

– separately acquired	–	–	7	6	13

Reallocations	–	134	30	(164)	–

Amortisation charge	–	(105)	(361)	–	(466)

Impairment	(194)	(3)	(147)	–	(344)

31 December

Cost	44,316	1,207	75,726	115	121,364

Accumulated amortisation and impairment		(780)	(1,797)		(2,577)

Net book value at 31 December	44,316	427	73,929	115	118,787

(b) Goodwill

Goodwill of £43,319 million (2019: £44,316 million) is included in intangible assets in the balance sheet of which the following are the significant acquisitions: Reynolds American £32,719 million (2019: £33,761 million); Rothmans Group £4,591 million (2019: £4,704 million); Imperial Tobacco Canada £2,304 million (2019: £2,335 million); ETI (Italy) £1,474 million (2019: £1,396 million) and ST (principally Scandinavia) £1,111 million (2019: £1,048 million). The principal allocations of goodwill in the Rothmans’ acquisition are to the cash-generating units of Europe and South Africa, with the remainder mainly relating to operations in APME.

During 2020, the Group recognised a goodwill impairment charge of £209 million (2019: £194 million) as explained in note 8(e)(iv) below.

(c) Trademarks and similar intangibles

Trademarks and similar intangibles with indefinite lives

Included in the net book value of trademarks and similar intangibles are trademarks relating to the acquisition of Reynolds American with indefinite lives amounting to £68,839 million (2019: £71,032 million). These trademarks, including Newport, Camel, Natural American Spirit, Grizzly and Pall Mall, all of which are part of the Group’s Strategic Portfolio of key brands, form the core focus of the US business and receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. These trademarks have significant market share and positive cashflow growth expectations. There are no regulatory or contractual restrictions on the use of the trademarks, and there are no plans by management to significantly redirect resources elsewhere. Consequently, in the view of management, these trademarks do not have a foreseeable and definite end to their ability to generate future cash flows and hence are not amortised.

Trademarks and similar intangibles with definite lives

Included in the net book value of trademarks and similar intangibles are trademarks relating to the acquisition of Reynolds American £2,260 million (2019: £2,590 million). On 20 October 2020, the Group acquired the formulations, brands, associated know-how and other relevant assets owned by Dryft Sciences, LLC, relating to its white nicotine pouch products, these have been accounted as trademarks with a value of £103 million (see note 23).

In 2020, due to the migration to Vuse and difficult trading conditions in South Africa and the delisting of certain brands in Belize, the Group recognised an impairment charge of £18 million.

In 2019, as a result of declining volumes, the Group recognised a partial impairment of the Kodiak brand of £63 million. In addition, as a result of the regulatory uncertainty in the US vaping market, the Group did not submit Premarket Tobacco Applications (PMTA) for the vaping e-liquids purchased as part of the VapeWild acquisition (note 23). As a consequence, the Group recognised an impairment charge of £37 million in respect of the brands acquired as part of the acquisition. The Group withdrew the VapeWild products from the market in September 2020. Also, in 2019, the Group announced that it was simplifying its New Category product portfolio, with vapour products to be branded Vuse, modern oral products to be branded Velo and tobacco heating products continuing to be branded glo. As a result, the carrying values of trademarks and similar intangible assets acquired as part of the Chic, Must Have Limited and Quantus/Highendsmoke business combinations (see note 23), amounting to £29 million in total, have been fully impaired, as the acquired trademarks will no longer generate future economic benefits.

(d) Computer software and assets in the course of development

Included in computer software and assets in the course of development are internally developed assets with a carrying value of £513 million (2019: £516 million). The costs of internally developed assets include capitalised expenses of employees working full time on software development projects, third-party consultants, and software licence fees from third-party suppliers.

The Group has £6 million of future contractual commitments (2019: £4 million) related to intangible assets.

(e) Impairment testing

(i) Estimation uncertainty

As described in note 1, the critical accounting estimates used in the preparation of the consolidated financial statements include the review of asset values, especially indefinite life assets such as goodwill and certain trademarks and similar intangibles.

There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the assessment of the recoverability of these assets, with the effect that the value-in-use of calculations incorporate estimation uncertainty, particularly for certain assets held in relation to the Canada, US, Malaysia, Peru and South Africa markets and the Global Travel Retail (GTR) business.

(ii) Impairment testing – Trademarks and similar intangibles with indefinite lives (brands)

The trademarks and similar intangibles have been tested for impairment in line with the following methodology. The recoverable amounts of trademarks and similar intangibles with indefinite lives have been determined on a value-in-use basis. The value-in-use calculations use cash flows based on detailed brand budgets prepared by management using projected sales volumes, revenues and projected brand profitability covering a five-year horizon and, thereafter, grown into perpetuity. Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on volumes. The pre-tax discount rates, ranging between 8.29% and 9.01%, and long-term growth rates of 1%, applied to the brand value-in-use calculations have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations. Following the application of a reasonable range of sensitivities, there was no indication of impairment.

Refer to note 8(e)(v) for further information on the Newport brand impairment testing. As the trademarks and similar intangibles with indefinite lives relate to the acquisition of Reynolds American, the brand budgets used in the value-in-use calculations have been incorporated into the budget information used in the impairment testing of the Reynolds American goodwill.

(iii) Cash-generating units and information on goodwill impairment testing

In 2020, goodwill was allocated for impairment testing purposes to 19 (2019: 21) individual cash-generating units – one in the United States (2019: two), six in APME (2019: five), seven in AMSSA (2019: seven) and five in ENA (2019: seven).

Due to initiatives to simplify the business and improve the effectiveness and the efficiency of the Group as a globally integrated enterprise, £555 million of goodwill arising from the Rothmans acquisition allocated to the UK Exports cash-generating unit has been transferred to the Europe cash-generating unit and a portion of goodwill amounting to £235 million has been transferred from the Singapore cash-generating unit to a newly created Global Travel and Retail (GTR) cash-generating unit. The effective date for both transfers was 1 January 2020. The transfer of the UK Exports cash-generating unit and the 2019 impairment of goodwill arising from the Quantus/Highendsmoke acquisition (refer to note 8(e)(iv)) resulted in the ENA cash-generating units reducing to five. The number of cash-generating units in APME increased to six with the addition of the newly created GTR and Eastern Tobacco (note 23(a)) cash-generating units and the removal of Indonesia as a cash-generating unit due to the 2019 impairment (note 8(e)(iv)). In addition, the cash-generating units in the United States have reduced by one as a result of the impairment of goodwill in VapeWild (note 8(e)(iv)).

	2020		2019

	Carrying amount £m	Pre-tax discount rate %	Carrying amount £m	Pre-tax discount rate %

Cash-generating unit

Reynolds American	32,719	7.6	33,761	7.3

Canada	2,304	19.1	2,335	19.1

Europe	5,639	6.2	4,809	6.2

South Africa	552	11.5	598	9.3

Australia	756	7.9	711	6.7

Singapore	356	9.6	599	6.4

Malaysia	232	10.3	435	7.5

Other	761	7.4	1,068	6.8

Total	43,319		44,316

Included within ‘Other’ above is goodwill arising on various acquisitions that have been allocated to multiple cash-generating units which are insignificant. The pre-tax discount rate represents the weighted average pre-tax discount rate.

The recoverable amounts of all cash-generating units have been determined on a value-in-use basis. The key assumptions for the recoverable amounts of all units are the budgeted volumes, revenues, operating margins and long-term growth rates, which directly impact the cash flows, and the discount rates used in the calculation. The long-term growth rate is used purely for the impairment testing of goodwill under IAS 36 Impairment of Assets and does not reflect long-term planning assumptions used by the Group for investment proposals or for any other assessments.

Pre-tax discount rates, as shown above, were used in the impairment testing, based on the Group’s weighted average cost of capital, taking into account the cost of capital and borrowings, to which specific market-related premium adjustments are made. These adjustments are derived from external sources and are based on the spread between bonds (or credit default swaps, or similar indicators) issued by the US or comparable governments and by the relevant local government, adjusted for the Group’s own credit market risk. For ease of use and consistency in application, these results are periodically calibrated into bands based on internationally recognised credit ratings. The long-term growth rates and discount rates have been applied to the budgeted cash flows of each cash-generating unit. These cash flows have been determined by local management based on experience, specific market and brand trends as well as pricing and cost expectations. These have been endorsed by Group management as part of the consolidated Group’s budget.

(iv)Impairment testing – Goodwill (excluding Reynolds American and Canada)

The value-in-use calculations use cash flows based on detailed financial budgets prepared by management covering a one-year period extrapolated over a 10-year horizon with growth of 3% (2019: 4%) in years 2 to 10, including 1% inflation (2019: 2% inflation), after which a total growth rate of 1% (2019: 2%) has been assumed as the long-term volume decline is more than offset by pricing to drive revenue growth. A 10-year horizon is considered appropriate based on the Group’s history of profit and cash growth, its well-balanced portfolio of brands and the industry in which it operates. For recent acquisitions and start-up ventures the detailed financial budget is expanded to reflect the medium-term plan of the country or market management spanning five years or beyond.

As a result of difficult trading conditions, the above assumptions were amended to reflect the short to medium-term plans of the country or area management spanning up to a period of five years for the South Africa, GTR, Peru and Malaysia cash-generating units.

In South Africa, where there was a five-month sales ban, the forecast cash flows were reduced to reflect the recovery after the ban was lifted and the growth rate was reduced from 1% to -1%. Following the application of a reasonable range of sensitivities, there was no indication of impairment. For the South Africa cash-generating unit headroom to reduce to £nil, the forecast cash flows would need to reduce by a further 20% in each forecast year or the pre-tax discount rate would need to increase by 4%. Management believe that the post-ban recovery will continue in South Africa and therefore both scenarios are not considered by management, at this stage, to be reasonably possible.

For GTR, due to difficult trading conditions as a consequence of the COVID-19 pandemic, the growth rate was reduced from 1% to 0%. Following the application of a reasonable range of sensitivities, there was no indication of impairment. For the GTR cash-generating unit headroom to reduce to £nil, the forecast cash flows would need to reduce by a further 44% in each forecast year or the pre-tax discount rate would need to increase by 5.1%. Management believes that the duty free business will recover and therefore both scenarios are not considered, at this stage, to be reasonably possible.

In Peru, due to difficult trading conditions as a consequence of the COVID-19 pandemic, the growth rate was reduced from 1% to 0%. As a result, the Peru cash-generating unit is sensitive to reasonable possible changes in assumptions as outlined in the table below.

As a result of the merger with Rothmans in 1999, the Group recognised goodwill attributable to the business in Malaysia, measured at MYR2,357 million (approximately £429 million) under IFRS. Difficult trading conditions, including high incidence of illicit trade and downtrading, are now expected to negatively impact forecast operating cash flows and have resulted in the Group recognising an impairment charge of £197 million in 2020. This partial impairment reduces the carrying value of goodwill to £232 million.

In addition, during the year, the Group has impaired in full the goodwill arising from the acquisitions of Twisp in South Africa and Blue Nile in Sudan due to difficult trading conditions in these markets. This has resulted in the recognition of impairment charges of £11 million and £1 million, respectively.

The table below shows the headroom and the impairment charge that would be recognised if the assumptions used in the value-in-use calculation were changed:

	Carrying amount of CGU £m	Headroom £m	Increase in discount rate(1)(2) £m	Decrease in cash flows(1)(2) £m	1% increase in terminal decline £m

			Impairment charge

Cash-generating unit

Malaysia (1)	278	–	(28)	(28)	(20)

Peru (2)	185	12	(15)	(28)	(15)

(1) Malaysia: reasonably possible changes in key assumptions that would result in additional impairment would be a 1.4% increase in the pre-tax discount rate, a 10% decrease each year in forecast cash flows or a 1% increase in terminal decline.

(2) Peru: reasonably possible changes in key assumptions that would result in impairment would be a 1.4% increase in the pre-tax discount rate, a 20% decrease in forecast cash flows reflecting a permanent loss in volumes arising from the COVID-19 pandemic or a 1% increase in terminal decline.

With the exception of the Malaysia and Peru cash-generating units, following the application of a reasonable range of sensitivities to all the cash-generating units, and after reflecting the impairments above, there was no indication of any further impairment.

In 2009, the Group acquired Bentoel and the goodwill arising from this acquisition was assigned to the Indonesia cash-generating unit. During 2019, the Indonesian government announced a significant increase in excise effective 1 January 2020. The recoverable amount of the Indonesia cash-generating unit had been determined on a value-in-use basis using a 10-year forecast with cash flows after year 10 extrapolated as described above. The 10-year forecast had been prepared to take into account the expected decline in revenue and the impact this would have on net revenue, operating profit and cash flows. The extent of the significant increase in excise was such that the forecast cash flows did not support the carrying value of goodwill and therefore the goodwill of £172 million was fully impaired in 2019. The other assets held by the Indonesian cash-generating unit were assessed for impairment and based on the recoverable amounts, no impairment charges were recognised at that time. However, as explained in note 3(e), in 2020, a £69 million impairment has been recognised in respect of machinery held by the Indonesian business.

As explained in note 8(c) above, in addition to the impairment of trademarks and similar intangibles, in 2019 the goodwill associated with the acquisitions of VapeWild and Quantus/Highendsmoke (note 23) was fully impaired amounting to £12 million and £10 million, respectively.

(v)Impairment testing – Reynolds American

Goodwill relating to Reynolds American and the Newport trademark

On 15 November 2018, the US Food and Drug Administration (FDA) announced an intention to ban flavoured vaping products and menthol cigarettes. Management recognise that the FDA announcement in 2018 does not itself constitute a ban on menthol in cigarettes, and any proposed regulation of menthol in cigarettes would need to be introduced through the established US comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. In addition, it is unclear how any such potential US regulation might affect the manufacture and marketing of Group combustible brands containing menthol.

During 2020, the FDA issued the Unified Agenda that did not progress the potential regulations with regards to menthol in tobacco products or restrictions on nicotine in tobacco products. The Group continues to monitor the regulatory developments but does not believe there is any significant impact of such restrictions on the Group’s operations at this time. The Group has a long-standing track record of managing regulatory shifts and in the event of regulatory change the Group remains confident in its ability to navigate that environment successfully.

Since 2018, having considered the combination of the risk of implementation and impact of any change in regulations, the Group has not recognised any impairment on either the Newport brand or the Reynolds American goodwill, as management concluded that there would not be a significant impact to the value-in-use. The base case scenario used in the impairment model therefore does not include any potential impact of changes in regulation in relation to menthol flavourings in combustibles.

The carrying amounts for Reynolds American goodwill and Newport were £32,719 million and £29,248 million, respectively (2019: £33,761 million and £30,179 million). The value-in-use calculations for brands, as described in note 8(e)(ii) above, have been incorporated in the base case scenario used in the Reynolds American goodwill model. The value-in-use calculations have been prepared based on a five-year cash flow forecast which assumes long-term volume decline of cigarettes. This decline is more than offset by pricing. After this forecast, a growth rate of 1% has been assumed for Reynolds American goodwill and 1% for Newport and a pre-tax discount rate of 7.6% (2019: 7.3%) and 8.3% (2019: 8.6%), respectively.

The excess of value-in-use earnings over the carrying values (headroom) of the Reynolds American goodwill and the Newport brand would be reduced to nil if the following individual changes, none of which are considered reasonably possible by management, were made to the key assumptions used in the impairment model.

	Reynolds American goodwill	Newport
	%	%

Assumptions

Decrease in revenue by	5.6	16.2

Increase in pre-tax discount rate by	1.1	2.4

For Reynolds American goodwill, the change in revenue assumption is based on combustibles revenue in the five-year forecast reducing by 5.6% in each year and assumes that other assumptions are not changed. Due to the increased risk of uncertainty around the long-term implications of the COVID-19 pandemic several cash flow forecasts were prepared. The Group, for the purposes of preparing the impairment analysis, used conservative pricing assumptions and reduced the terminal value growth rate from 2% in 2019 to 1%. Such assumptions have been used for the purposes of impairment analysis only and do not reflect management’s assessment of the potential performance of the Reynolds American cash-generating unit, which is expected to substantially exceed such assumptions. However, by using these conservative assumptions (including the reduction in terminal value growth compared to 2019), revenue would have to underperform the Group’s impairment model by 5.6% per annum (2019: 13.4%). This is not deemed by management, due to the pricing potential, to be a reasonably possible scenario.

For Newport, the change in revenue assumption is based on the Newport revenue in the five-year forecast reducing by 16.2% in each year and assumes that other assumptions are not changed.

(vi)Impairment testing – Canada

Goodwill relating to Imperial Tobacco Canada Ltd (ITCAN)

In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’ Creditors Arrangement Act (CCAA). If the CCAA bankruptcy protection were to end, significant liabilities might crystallise. As a consequence, to reflect the risk to future operating cash flows, the value-in-use calculations have been prepared based on a five-year cash flow forecast, after which a growth rate of -2.3% and a pre-tax discount rate of 19.1% (2019: 19.1%) have been assumed. Further information on the Quebec Class Actions and CCAA can be found in note 27.

In addition to the increase in discount rate, a reasonable range of sensitivities was applied to the value-in-use calculation and there was no indication of impairment.

The excess of value-in-use earnings over the carrying values (headroom) of the ITCAN goodwill would be reduced to nil if the following individual changes, none of which are considered reasonably possible by management, were made to the key assumptions used in the impairment model. The change in revenue assumption is based on combustibles revenue in the five-year forecast reducing by 20.5% in each year and assumes that other assumptions are not changed.

Canada goodwill
%

Assumptions

Decrease in revenue by	20.5

Increase in pre-tax discount rate by	10.1

The £2,304 million of goodwill relating to ITCAN on the Group’s balance sheet at 31 December 2020 will continue to be reviewed on a regular basis. Any future impairment charge would result in a non-cash charge to the income statement that will be treated as an adjusting item.